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                                                           EXHIBIT 10.(iv)(D)(7)


                      MONTGOMERY WARD & CO., INCORPORATED
                                First Amendment
                                    to the
                      Montgomery Ward & Co., Incorporated
                           Retirement Security Plan

     WHEREAS, Montgomery Ward & Co., Incorporated, an Illinois corporation ("Ward"), maintains the Montgomery Ward & Co., Incorporated Retirement Security Plan ("Plan"); and

     WHEREAS, pursuant to Section 17.1 Power to Amend, the Benefit Plans
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Committee of Ward ("Committee") has reserved the power to amend the Plan; and

     WHEREAS, the Committee desires to amend the Plan.

     NOW, THEREFORE, the Plan is amended effective November 25, 1998 in the following manner:

     1.  Section 11.2 Optional Methods of Payment is hereby amended by adding
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the following phrase to the end of the first paragraph thereof immediately following the phrase "only the optional method of payment described in Section 11.2(e)":

         "or Section 11.2(f)".

     2.  Section 11.2 Optional Methods of Payment is hereby amended by adding a
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new Subsection (f) Lump Sum Window Benefit to the end thereof to read in its
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entirety as follows:

         "(f)  Lump Sum Window Benefit.   A Participant who, on or prior to
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     November 30, 1998, Retires or terminates Service after becoming fully
     Vested and who is not in Service on November 30, 1998 (or, if in Service on November 30, 1998 after Retirement, who has not had a cessation of benefit payments under Section 9.6 Cessation of Benefit Payments Following
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     Reemployment After Retirement), may elect, on or prior to January 31, 1999,
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     to receive commencing in February, 1999, or as soon as practicable thereafter:

               (i) the Actuarial Equivalent of the Participant's Retirement Benefit payable in the form of an immediate Qualified Joint and Survivor Benefit, or, if the Participant is not legally married, as determined by the Committee, the Single Life Benefit described in Subsection 11.2(a) Single Life Benefit hereof; or
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               (ii) with the consent of the Participant's spouse at the time of
         Retirement, if any, to the extent required by and in accordance with
         Section 11.5 Written Explanations of Survivor Benefit hereof and
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         procedures established by the Committee, the Actuarial Equivalent of the Participant's Retirement Benefit (and any Disability Retirement Benefit) payable in the form of one lump sum."
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     3.  Article XI Methods of Payment is hereby amended by adding a new
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Section 11.9 Election to Change Method of Payment to the end thereof to read in
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its entirety as follows:

         "11.9  Election to Change Method of Payment.  In lieu of receiving
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     the Participant's Retirement Benefit (and any Disability Retirement
     Benefit) pursuant to the method of payment as previously elected (or as provided in Section 9.4), a Participant who on or prior to November 30,
     1998 began receiving a Retirement Benefit (or Disability Retirement
     Benefit) and who is not in Service on November 30, 1998 (or, if in Service on November 30, 1998 after Retirement, who has not had a cessation of benefit payments under Section 9.6 Cessation of Benefit Payments Following
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     Reemployment After Retirement), may elect, on or prior to January 31, 1999,
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     with the consent of the Participant's spouse at the time of Retirement, if any, to the extent required by and in accordance with Section 11.5 Written
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     Explanations of Survivor Benefit hereof and procedures established by the
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     Committee, to receive the Actuarial Equivalent of the Participant's remaining Retirement Benefit (and any remaining Disability Retirement Benefit) in one lump sum payable in February, 1999, or as soon as practicable thereafter."

     4.  Article XII Death Benefits is hereby amended by adding a new Section
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12.4 Election to Change Method of Payment to the end thereof to read in its
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entirety as follows:

         "12.4  Election to Change Method of Payment. In lieu of receiving the
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     Death Benefit to which a Surviving Spouse or Beneficiary is entitled, a
     Surviving Spouse or Beneficiary of a Participant who died on or prior to November 30, 1998 may elect, on or prior to January 31, 1999, to receive the Actuarial Equivalent of the remaining Death Benefit in one lump sum payable in February, 1999, or as soon as practicable thereafter."

     5.  Section 13.2 Termination of Service by Vested Participant is hereby
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amended by adding a new Subsection (d) to the end thereof to read in its entirety as follows:

         "(d) if such Participant terminates Service on or prior to November 30, 1998, is not in Service on November 30, 1998 and has not begun receiving the Participant's Retirement Benefit by November 30, 1998, such Participant may, in accordance with the terms of Subsection 11.2(f), elect to receive the benefit provided under Subsection 11.2(f) Lump Sum Window
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     Benefit."
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     6.  In  all other respects, the Plan, as amended, shall continue in full force and effect.

                         MONTGOMERY WARD & CO., INCORPORATED

                         By: /s/ Philip Dobias
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                         Its: VP Comp, Benefits and HR Strategy
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ATTEST:

By: /s/ Jill M. Chapman
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Its: Benefits Director
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